Gregory K. Hinckley Needham Growth Conference President January 2012 Exhibit 99.1

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Forward-Looking Statements
This presentation may contain “forward-looking” statements based on current expectations within the meaning of the Securities Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (i) weakness or recession in the US, EU, Japan or other economies; (ii) the Company’s ability to successfully offer products and services that compete in the highly competitive EDA industry; (iii) product bundling or discounting of products and services by competitors, which could force the Company to lower its prices or offer other more favorable terms to customers; (iv) possible delayed or canceled customer orders, a loss of key personnel or other consequences resulting from the business disruption and uncertainty of prolonged proxy fights, offers to purchase the Company’s securities or other actions of activist shareholders; (v) effects of the increasing volatility of foreign currency fluctuations on the Company’s business and operating results; (vi) changes in accounting or reporting rules or interpretations; (vii) the impact of tax audits by the IRS or other taxing authorities, or changes in the tax laws, regulations or enforcement practices where the Company does business; (viii) effects of unanticipated shifts in product mix on gross margin; and (ix) effects of customer seasonal purchasing patterns and the timing of significant orders, which may negatively or positively impact the Company’s quarterly results of operations, all as may be discussed in more detail under the heading “Risk Factors” in the Company’s most recent Form 10-K or Form 10-Q. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. In addition, statements regarding guidance do not reflect potential impacts of mergers or acquisitions that have not been announced or closed as of the time the statements are made. The
Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements to reflect future events or developments.
3 GKH, Needham Growth Conference - January 2012

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Agenda
EDA and Mentor Overview
Let’s Talk SG&A
Financial Results, Q4 and FY12 Guidance
Questions
4 GKH, Needham Growth Conference - January 2012

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
What Is Electronic Design Automation?
Critical design software used to create the world’s
electronic systems
Comprehensive EDA product portfolios address all levels –
from component to systems
Integrated
Circuit (IC)
Printed Circuit
Board (PCB)
Systems
5 GKH, Needham Growth Conference - January 2012

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
What We Sell
Integrated
System Design
PCB
Scalable
Verification
New & Emerging
Markets
IC Design-
to-Silicon
Tools for printed
circuit  board (PCB)
and design and field
programmable gate
array (FPGA) design
Used to examine
and verify
functionality before
committing to silicon
Tools to create
integrated circuits
(ICs) for 90nm and
smaller
Products targeting
new and emerging
markets
Description
Expedition
Mechanical Analysis
PADS
Valor
Precision Synthesis
ModelSim
Questa
Veloce (Emulation)
ADVance MS
Calibre Platform
IC Custom Design
Olympus-SoC
Place & Route
Design-for-Test
Transportation
Embedded
Software
Key Product Areas
25% 25% 35% 10%
*Percent of YTD FY12
Revenue
*
Services & Other account for 5% of FY YTD bookings
6 GKH, Needham Growth Conference - January 2012
Mentor
Reporting
Categories

TOSHIBA
freescale semiconductor
tsmc
infineon
GLOBALFOUNDRIES
ST
ATMEL
SMIC
IBM
BROADCOM.
NVIDIA

Agilent Technologies
YAZAKI Vehicle power and data solutions
HYUNDAI
JOHNSON CONTROLS
CHERY
MOTOROLA
BOEING
HUGHES NETWORK SYSTEMS
GE
AIRBUS
BMW
FUJITSU

Mentor Graphics

www.mentor.com © 2011 Mentor Graphics Corp. Company Confidential Who We Sell to GKH, Needham Growth Conference - January 2012 7 IC Companies ~50% System Companies ~50%

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
The EDA Industry and Mentor’s Strategy
Mentor’s view of the EDA industry:
Segment leader gains share while others atrophy
Profitability within product segment driven by category size (linear) and share (exponentially)
Traditional EDA growth modest, new challenges drive new spend by customers
Mentor’s strategy:
Building #1 product positions
— Mentor’s investments in recent years have yielded #1 product positions that
Mentor expects to maintain for years
Focus on internal development
Bolt-on acquisitions to build on #1 positions
Actively seeking TAM-expanding green field opportunities
8 GKH, Needham Growth Conference - January 2012

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Agenda
EDA and Mentor Overview
Let’s Talk SG&A
Financial Results, Q4 and FY12 Guidance
Questions
9 GKH, Needham Growth Conference - January 2012

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
SG&A Topics
Scope and purpose of analysis
Examination of Mentor’s SG&A expense vs. peers
Review of Mentor’s business
Technical software selling activities
Findings and implications
10 GKH, Needham Growth Conference - January 2012

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Scope and Purpose of SG&A Analysis
Examine Mentor’s SG&A expenses vs. a 105-company
universe of publicly traded software companies
Compare and contrast our business and expenses with
IT-centric and technical software companies
— IT-centric software – database-oriented software – largely bought by IT organizations
— Technical software – tools focused on the design and analysis of physical and electronic systems – largely bought by end-users
Review Mentor’s product offering, served markets and
distribution
Conclusions
11 GKH, Needham Growth Conference - January 2012

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Software Universe
Companies
(1 - 20)
Companies
(21 - 40)
Companies
(41 – 60)
Companies
(61 – 80)
Companies
(81 – 100)
Companies
(101 – 105)
20-20 Technologies Cadence  Epiq Systems Misys plc Red Hat Unit 4
Absolute Software Cegedim S.A. ESI Group NedSense Enterprises Salesforce.com Verint Systems
Accelrys Cerner Corp. Exact Holding NV Nemetschek AG SAP Vmware
ACI Worldwide Check Point Software Fair Isaac Corp. NetSuite Simulations Plus Vocus
Adacel Technologies Cimatron F-Secure NICE Systems  Softech Zuken
Adobe  Citrix Systems GSE Systems Nuance Communications Software AG
Akamai ClickSoftware Informatica Omnicell Solera Holdings
Allscripts Healthcare  CommVault IntraLinks Holdings OmniComm Systems Sopheon
Altium Computer Modelling Group Intuit Open Text Corporation Springsoft
ANSYS Compuware Corp. Jack Henry & Associates OPNET SuccessFactors
Aspen Technology Concur JDA Software Group Oracle  SXC Health Solutions
ASTEA Convergys  Kewill Parametric Technology Symantec
Autodesk Cranes Software  Kofax PDF Solutions Synopsys, Inc.
Autonomy Corp. Dassault Systemes Lectra SA Pegasystems Taleo
Aveva DataWatch Magma  Pervasive Software Temenos
Bio-Key Delcam Mentor Graphics Progress Software  The Sage Group
Bitstream Deltek Micro Focus Intl. PROS Holdings Tibco Software
BMC Software DemandTec  Micros Systems QAD Inc Trend Micro
Bottomline Technologies Descartes Microsoft  Qlik Technologies Tyler Technologies
CA Technologies DST Systems
MicroStrategy Quest Software Ultimate Software
•
Publically Traded, Independent Companies
•
Limited Hardware & Services Business
•
No Systems Integrators or Resellers
12 GKH, Needham Growth Conference - January 2012

SG&A as a Percent of Revenue
1
5
9
13
17
21
25
29
33
37
41
45
49
53
56
60
64
68
72
76
80
84
88
92
96
100
104

Mentor Graphics

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Software Universe SG&A Comparison
Source:  Cap IQ and Mentor Graphics Analysis
SG&A from Software Universe
Average …………………. 41.5%
Median ………………….. 40.2%
13
Mentor Graphics
FY2012 Plan – 40%
0%
20%
60%
80%
100%
120%
140%
160%
180%
200%
40%
Approximate SG&A as a Percent of Revenue CY 2010
(Total Software Universe   105 Companies)
Software Universe – 105 Companies
Mentor Graphics
FY2011 – 46%
-
GKH, Needham Growth Conference - January 2012

Pervasive Software
F-Secure
Citrix Systems
DataWatch
Quest Software
Cerner Corp.
Taleo
Concur
Symantec
Mentor Graphics FY 2011
Vmware
Informatica
Compuware Corp.
Adobe
Pegasystems
OPNET
Progress Software
PROS Holdings
Micro Focus Intl.
Verint Systems
BMC Software
Intuit
DemandTec
Mentor Graphics FY 2012 Plan
Omnicell
CA Technologies
QAD Inc
Akamai
Tibco Software
Fair Isaac Corp.
Deltek
NICE Systems
ClickSoftware
Kofax
Nuance Communications
Bitstream
Ultimate Software
Epiq Systems
ACI Worldwide
ASTEA
Autonomy Corp.
Allscripts Healthcare
Bottomline Technologies
Open Text Corporation
Software AG
Misys plc
Micros Systems
Solera Holdings
Check Point Software
Microsoft

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Source:  Cap IQ and Mentor Graphics Analysis
Note:  Trimmed top & bottom 12 for charting purposes
IT Software Universe CY 2010
14 GKH, Needham Growth Conference - January 2012
0%
10%
20%
30%
40%
50%
Approximate SG&A as a Percent of Revenue
(IT Company Universe)
60%
SG&A from Middle 49 IT Companies & MENT
Average …………………. 39%
Median ………………….. 39%

Delcam
Accelrys
Cimatron
Lectra SA
Zuken
Autodesk
Red Hat
20-20 Technologies
Magma
Sopheon
Mentor Graphics FY 2011
Aveva
ESI Group
Cadence
Springsoft
Parametric Technology
Mentor Graphics FY2012 Plan
Softech
Simulations Plus
Dassault Systemes
Synopsys, Inc.
ANSYS
PDF Solutions
GSE Systems
Altium

Mentor Graphics

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Technical Software Universe CY 2010
Source:  Cap IQ and Mentor Graphics Analysis
Note:  Trimmed top & bottom 4 for charting purposes
15 GKH, Needham Growth Conference - January 2012
SG&A from Middle 24 Technical Software Companies
Average …………………. 43%
Median ………………….. 45%
0%
10%
20%
30%
40%
50%
60%
70%
Approximate SG&A as a Percent of Revenue
(Technical Software Company Universe)

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Technical Software - Selling Models Structured
to Address Depth and Breadth of Customer Base
Distribution focused
— Tiered distribution of resellers and VARs
— Direct accounts established after grown from distribution
Direct large customer-focused
— Highly concentrated customer base
— No indirect distribution
GKH, Needham Growth Conference - January 2012 16

Optimized Channel Framework
Enterprise
500+ Seats
100s of accounts
Direct and VAR
Small and Medium Business
5-500 Seats
10,000s of accounts
VAR
Professionals
1-5 Seats 100,000s of accounts
VAR, volume and e-business
Consumers
Millions of customers
App Store, Web
Autodesk

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Autodesk SG&A ~50% of Revenue
Distribution Focused
Note:  No single customer accounted for more
than 10% of the Company’s revenue in 2010,
2009 or 2008.
Broad global business network
— 2,000 Channel Partners
— 1,200 Authorized Training Centers
Direct sales ~15%,
— Large, Enterprise Customers
Source:  Financial Reports, Investor Presentation
17 GKH, Needham Growth Conference - January 2012
86%
83%
85%
0%
25%
50%
75%
100%
2008 2009 2010
Indirect Channel Distribution
as a Percent of Total Revenue

100,000
75,000
50,000
25,000
0
Cumulative R&D Spend ($M)
100%
75%
50%
25%
0%
Cumulative Concentration (Percent)
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50
Top 50 Semiconductor R&D Spenders

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Synopsys SG&A ~32% of Revenue
Direct Large Customer Focus
Synopsys revenue is concentrated in semiconductor companies
Semiconductor R&D spend is highly concentrated
Semiconductor Total R&D Spend ~$45,700M
50 Companies are 86%
of Total R&D Spend
Source:  IC Insights, Worldwide 2010 Top Semiconductor R&D Spenders
18 GKH, Needham Growth Conference - January 2012

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Complex global accounts with the largest EDA TAMs
Dispersion of users across multiple countries
Active long-term account plans
Complex Field & Factory initiatives
WW technical and account coverage coordination
Global /
Strategic
~ 50 Accounts
Key / National
Accounts
~300 Accounts
Complex national accounts with moderate EDA TAMs
Concentration of users is within a national boundary
Active long-term account plans
May include vertical teams
Geographically assigned territories
Small to medium sized TAM accounts
Moderate range of account complexity
Reseller involvement
Includes product-focused sales teams, such as MAC,
Valor, Embedded Systems, etc
Geographic / Territory
> 10,000 Accounts
Mentor SG&A ~40% of FY12 Revenue
Mixed Large Direct Accounts and Transactional Business
Current Segmentation
Tiered Selling Structure
19 GKH, Needham Growth Conference - January 2012

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Technical Software Companies SG&A Costs
Name Revenue
$M
CY2010
SG&A %
Autodesk $1,952 50%
LogicVision (2008)
$12 71%
Magma
$135 47%
Synopsys $1,415 32%
PDF Solutions $62 26%
GSE Systems
$47 23%
Zuken $218 54%
Valor (2008)
$40 51%
Synplicity (2007)
$71 51%
Cadence
$936 42%
SpringSoft $75 41%
Parametric
$1,018 41%
Mentor Graphics
FY2012 Plan
$1,005 40%
Dassault Systemes $2,097 39%
20
Distribution focused
50% SG&A of Revenue
Mixed direct and distribution
+/- 45% SG&A of Revenue
Direct customers
+/- 30% SG&A of Revenue
GKH, Needham Growth Conference - January 2012

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Mentor Business and Customers
IC business ~600 customers
— Market segments
– Semiconductor companies: IDMs, foundries, fabless, start-ups and semiconductor IP (SIP)
—
Products (1,764 parts across 18 prod families)
– IC design, functional verification and manufacturing
Systems business ~14,000 customers
— Market segments
– Transportation
– Mil/Aero
– Industrial, test & measurement and medical
– Computer & peripherals
– Consumer electronics
– Communications: wired & wireless
—
Products (4,750 parts across 24 prod families)
– GUI, embedded software, PCB design-creation-manufacturing, packaging, thermal, harness design and manufacturing, mechatronics, FPGA design
21 GKH, Needham Growth Conference - January 2012
Based upon review of customers between 1996 and 2011

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Customer & Product Segmentation Facts
Number of
Customers
Percent of
Bookings
Average
Transaction Size
IC Companies Systems Companies
22 GKH, Needham Growth Conference - January 2012

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Estimated SG&A as a Percent of Revenue
Mentor Graphics FY12 Plan Based upon Activity-based Analysis
IC Systems Total
Selling 13% 33% 21%
Marketing 10% 10% 10%
Admin 9% 8% 9%
Total 32% 51% 40%
23 GKH, Needham Growth Conference - January 2012

www.mentor.com
© 2011 Mentor Graphics Corp. Company Confidential
Mentor SG&A Findings
IC business FY12 plan SG&A costs (32%) similar to other
direct large customer focused companies
Systems business FY12 plan SG&A costs (51%) similar to
other distribution focused companies
Systems business and customers are unique within EDA
— Diversifies customers and served markets
— Sizeable customer set for IC products
— Ready-made channel for non-traditional EDA products: wire
harness, mechanical and thermal analysis and embedded SW
Mentor’s FY12 Plan SG&A costs (40%) compare favorably
with other mixed direct and distribution selling companies
GKH, Needham Growth Conference - January 2012 24

FINANCIAL HIGHLIGHTS AND OUTLOOK

$239
$245
$251
Actual
Q3 FY'11
Guidance
Q3 FY'12
Actual
Q3 FY'12

$0.22
$0.21
$0.25
$0.14
$0.18
$0.22
Actual
Q3 FY'11
Guidance
Q3 FY'12
Actual
Q3 FY'12

© 2011 Mentor Graphics Corp.
www.mentor.com
Q3 FY 2012 Results
Revenue, bookings and book to bill achieved all-time Q3 records
Growth of largest contract renewals was a strong 40%
Strength in design to silicon and Pac Rim driven by resolution enhancement and
28/20 nm build out
Q3 FY 2012 – marked the eleventh consecutive quarter of exceeding non-GAAP
EPS guidance
26 26
*For a reconciliation of non-GAAP to GAAP financial measures, see the appendix to this presentation
Revenue ($mm) Record Q3 Non-GAAP EPS
*
26 GKH, Needham Growth Conference - January 2012
Green = GAAP EPS

© 2011 Mentor Graphics Corp.
www.mentor.com
Fiscal 2012 Business Results and Outlook
First half business with strength in Integrated System
Design, Scalable Verification and New and Emerging
followed by strong Design to Silicon business in Q3
Q4 Fiscal 2012 expected revenue of approximately
$316 million and Non-GAAP EPS
*
of $0.50
— GAAP EPS of approximately $0.46
Raising FY12 revenue guidance to $1.010 billion, an
increase of 10% year-over-year, and increasing Non-
GAAP EPS
*
to $1.05, up 50% from prior year
— GAAP EPS of $0.69 vs $0.26
*For a reconciliation of non-GAAP to GAAP financial measures, see the appendix to this presentation
27 GKH, Needham Growth Conference - January 2012

CAGR: 9%
$789
$803
$915
$1,010
Actual FY 2009
Actual FY 2010
Actual FY 2011
Guidance FY 2012

CAGR: 74%
$0.20
$0.47
$0.70
$1.05
($0.99)
($0.23)
$0.26
$0.69
Actual FY 2009
Actual FY 2010
Actual FY 2011
Guidance FY 2012

© 2011 Mentor Graphics Corp.
www.mentor.com
FY 2012 Guidance on a Foundation of
Strong Results
*For a reconciliation of non-GAAP to GAAP financial measures, see the appendix to this presentation
FY12 Non-GAAP EPS projected to grow 50% on a 10% growth in revenue
Revenue ($mm)
Non-GAAP EPS
*
28 GKH, Needham Growth Conference - January 2012
Green = GAAP EPS

© 2011 Mentor Graphics Corp.
www.mentor.com
Long-Term Outlook and Capital Policy
Mentor’s leading industry products, presence in emerging markets and leverageable operating model, create a platform anticipated to generate significant returns for shareholders
EPS growth driven by top line momentum and operating margin expansion;
should be further enhanced by the use of our strong free cash flow to repurchase shares
— Mentor has historically operated on a leveraged net debt basis to reduce our overall cost of capital and we presently anticipate using our strong cash flow to return approximately $150 million of capital to shareholders through stock repurchases or dividends
– Mentor has repurchased $90 million of stock YTD FY 2012 – approximately
6% of our market capitalization
29 29
* For a reconciliation of non-GAAP to GAAP financial measures, see the appendix to this presentation
Long-Term
FY12 Model
Revenue Growth 10% Y-o-Y 8-10% CAGR Growth in-line with industry analyst expectations
16% 20%+ Mild gross margin expansion due to both scale efficiencies and structural operating changes
R&D constant at ~30% of revenues
SG&A declining as % of revenue due to scale efficiencies
Assumptions
Operating Margin
(non-GAAP)*
29 GKH, Needham Growth Conference - January 2012

© 2011 Mentor Graphics Corp.
www.mentor.com
Investment Highlights
Mentor’s pioneering EDA heritage, well diversified global customer base and pioneering in new markets offers long-term growth
opportunities
Growth anticipated to continue to exceed underlying growth of traditional EDA micro-electronic markets
Committed to enhancing shareholder value with a 20%+ non-GAAP operating margin target and returning capital to our shareholders through share repurchases
Integrated
Circuit (IC)
Printed Circuit
Board (PCB)
Systems
30 Mentor Graphics Investor Presentation, November 2011

APPENDIX

© 2011 Mentor Graphics Corp.
www.mentor.com
GAAP vs Non-GAAP
*
The Non-GAAP Metric:
Adopted by all public companies in the EDA industry
Used by all equity analysts that track the EDA industry
GAAP items excluded from non-GAAP results
— Equity plan-related compensation
— Special charges
— Amortization of purchased technology
— Amortization of other identified intangible assets
— Amortization of debt discount and retirement costs
— Other extraordinary items
33
*For a reconciliation of non-GAAP to GAAP financial measures, see the slides immediately following this slide
33 Mentor Graphics Investor Presentation, November 2011

© 2011 Mentor Graphics Corp.
www.mentor.com
Non-GAAP Financial Measures
The Company’s management evaluates and makes operating decisions using various performance measures. In addition to our GAAP results, we also consider adjusted gross margin, operating margin, net income (loss), and earnings (loss)
per share which we refer to as non-GAAP gross margin, operating margin, net income (loss), and earnings (loss) per share, respectively.  These non-GAAP measures are derived from the revenues of our product, maintenance, and services business operations and the costs directly related to the generation of those revenues, such as cost of revenue, research and development, sales and marketing, and general and administrative expenses, that management considers in evaluating our ongoing core operating performance.  These non-GAAP measures exclude amortization of intangible assets, special charges, equity plan-related compensation expenses, interest expense attributable to net retirement premiums or discounts on the early retirement of debt and associated debt issuance costs, interest expense associated with the amortization of debt discount and premium on convertible debt, and the equity in income (loss) of unconsolidated entities (except Frontline PCB Solutions Limited Partnership (Frontline)), which management does not consider reflective of our core operating business.
Management excludes from our non-GAAP measures certain recurring items to facilitate its review of the comparability of our core operating performance on a period-to-period basis because such items are not related to our ongoing core operating performance as viewed by management. Management considers our core operating performance to be that which can be affected by our managers in any particular period through their management of the resources that affect our underlying revenue and profit generating operations during that period.  Management uses this view of our operating performance for purposes of comparison with our business plan and individual operating budgets and allocation of resources.  Additionally, when evaluating potential acquisitions, management excludes the items described above from its consideration of target performance and valuation. More specifically, management adjusts for the excluded items for the following reasons:
34 34 Mentor Graphics Investor Presentation, November 2011
Identified intangible assets consist primarily of purchased technology, backlog, trade names, customer relationships, and employment agreements.  Amortization charges for our intangible assets can vary in frequency and amount due to the timing and magnitude of acquisition transactions.  We consider our operating results without these charges when evaluating our core performance due to the variability. Generally, the most significant impact to inter-period comparability of our net income (loss) is in the first twelve months following an acquisition.

© 2011 Mentor Graphics Corp.
www.mentor.com
Non-GAAP Financial Measures (cont.)
Special charges primarily consist of restructuring costs incurred for employee terminations, including severance and benefits, driven by modifications of business strategy or business emphasis. Special charges may also include expenses incurred related to potential acquisitions, excess facility costs, and asset-related charges. Special charges are incurred based on the particular facts and circumstances of acquisition and restructuring decisions and can vary in size and frequency. These charges are excluded as they are not ordinarily included in our annual operating plan and related budget due to the unpredictability of economic trends and the rapidly changing technology and competitive environment in our industry. We therefore exclude them when evaluating our managers' performance internally.
Equity plan-related compensation expenses represent the fair value of all share-based payments to employees, including grants of employee stock options and restricted stock units.  We do not consider equity plan-related compensation expense in evaluating our manager’s performance internally or our core operations in any given period.
Interest expense attributable to net retirement premiums or discounts on the early retirement of debt, the write-off of associated debt issuance costs and the amortization of the debt discount and premium on convertible debt are
excluded.   Management does not consider these charges as a part of our core operating performance.  The early retirement of debt and the associated debt issuance costs are not included in our annual operating plan and related budget due to unpredictability of market conditions which could facilitate an early retirement of debt.  We do not consider the amortization of the debt discount and premium on convertible debt to be a direct cost of operations.
In connection with the Company’s acquisition of Valor on March 18, 2010, we also acquired Valor’s 50% interest in
Frontline, a joint venture.  We report our equity in the earnings or losses of Frontline within operating income.  We actively participate in regular and periodic activities such as budgeting, business planning, marketing and direction of research and development projects.  Accordingly, we do not exclude our share of Frontline’s earnings or losses from our non-GAAP results as management considers the joint venture to be core to our operating performance.
Equity in earnings or losses of unconsolidated entities, with the exception of our investment in Frontline, represents our equity in the net income (loss) of a common stock investment accounted for under the equity method.  The
carrying amount of our investment is adjusted for our share of earnings or losses of the investee.   The amounts are
excluded from our non-GAAP results as we do not control the results of operations for this investment and we do not participate in regular and periodic operating activities; therefore, management does not consider these  businesses a part of our core operating performance.
Mentor Graphics Investor Presentation, November 2011 35

© 2011 Mentor Graphics Corp.
www.mentor.com
Non-GAAP Financial Measures (cont.)
36 36 36 Mentor Graphics Investor Presentation, November 2011
Income tax expense (benefit) is adjusted by the amount of additional tax expense or benefit that we would accrue if we used non-GAAP results instead of GAAP results in the calculation of our tax liability, taking into consideration our long-term tax structure.  We use a normalized effective tax rate of 17%, which reflects the weighted average tax rate applicable under the various jurisdictions in which we operate. This non-GAAP tax rate eliminates the effects of non-
recurring and period specific items which are often attributable to acquisition decisions and can vary in size and frequency and considers our U.S. loss carryforwards that have not been previously benefited.  This rate is subject to change over time for various reasons, including changes in the geographic business mix and changes in statutory tax rates. Our GAAP tax rate for the full fiscal year 2012 GAAP is projected to be 2%.  The GAAP tax rate considers certain mandatory and other non-scalable tax costs which may adversely or beneficially affect our tax rate depending upon our level of profitability in various jurisdictions.
In certain instances our GAAP results of operations may not be profitable when our corresponding non-GAAP results are profitable or vice versa.  The number of shares on which our non-GAAP earnings per share is calculated may therefore differ from the GAAP presentation due to the anti-dilutive effect of stock options and restricted stock units in a loss situation.
Non-GAAP gross margin, operating margin, and net income (loss) are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. Moreover, they should not be considered as an alternative to any performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of our liquidity. We present non-GAAP gross margin, operating margin, and net income (loss) because we consider them to be important supplemental measures of our operating performance and profitability trends, and because we believe they give investors useful information on period-to-period performance as evaluated by management.  Non-
GAAP net income (loss) also facilitates comparison with other companies in our industry, which use similar financial measures to supplement their GAAP results. Non-GAAP net income (loss) has limitations as an analytical tool, and therefore should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP.  In the future we expect to continue to incur expenses similar to the non-GAAP adjustments described above and exclusion of these items in our non-GAAP presentation should not be construed as an inference that these costs are unusual, infrequent or non-recurring.  Some of the limitations in relying on non-GAAP net income (loss) are:

© 2011 Mentor Graphics Corp.
www.mentor.com
Non-GAAP Financial Measures (cont.)
Amortization of intangibles represents the loss in value as the technology in our industry evolves, is advanced, or is replaced over time. The expense associated with this loss in value is not included in the non-GAAP net income (loss)
presentation and therefore does not reflect the full economic effect of the ongoing cost of maintaining our current technological position in our competitive industry, which is addressed through our research and development program.
We regularly engage in acquisition and assimilation activities as part of our ongoing business and regularly evaluate our businesses to determine whether any operations should be eliminated or curtailed.  We therefore will continue to experience special charges on a regular basis. These costs also directly impact our available funds.
Our stock option and stock purchase plans are important components of our incentive compensation arrangements and will be reflected as expenses in our GAAP results. Our stock option and stock purchase plans are important components of our incentive compensation arrangements and will be reflected as expenses in our GAAP results.
Our income tax expense (benefit) will be ultimately based on our GAAP taxable income and actual tax rates in effect, which often differ significantly from the 17% rate assumed in our non-GAAP presentation.  In addition, if we have a
GAAP loss and non-GAAP net income, our non-GAAP results will not reflect any projected GAAP tax benefits.
Similarly, in the event we were to have GAAP net income and a non-GAAP loss, our GAAP tax expense would be replaced by a credit in our non-GAAP presentation.
Other companies, including other companies in our industry, calculate non-GAAP net income (loss) differently than we do, limiting its usefulness as a comparative measure.
37 Mentor Graphics Investor Presentation, November 2011

© 2011 Mentor Graphics Corp.
www.mentor.com
Non-GAAP Financial Measures (cont.)
38 Mentor Graphics Investor Presentation, November 2011
2011 2010
GAAP net income (loss) 24,071 $            15,257 $
Non-GAAP adjustments:
Equity plan-related compensation: (1)
Cost of revenues 249 221
Research and development 2,005 1,798
Marketing and selling 1,365 1,299
General and administration 1,495 1,589
Acquisition - related items:
Amortization of purchased assets
Cost of revenues (2) 1,761 3,299
Frontline purchased technology and intangible assets (3) 1,242 1,242
Amortization of intangible assets (4) 1,296 1,445
Special charges (5) 1,164 1,578
Other income (expense), net (6) (1,484) -
Interest expense (7) 1,250 753
Non-GAAP income tax effects (8) (7,050) (4,133)
Total of non-GAAP adjustments 3,293 9,091
Non-GAAP net income 27,364 $            24,348 $
GAAP weighted average shares (diluted) 111,563 112,139
Non-GAAP adjustment - -
Non-GAAP weighted average shares (diluted) 111,563 112,139
GAAP net income per share (diluted) 0.22 $                 0.14 $
Non-GAAP adjustments detailed above 0.03 0.08
Non-GAAP net income per share (diluted) 0.25 $                 0.22 $
MENTOR GRAPHICS CORPORATION
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(In thousands, except earnings per share data)
Three Months Ended October 31,

© 2011 Mentor Graphics Corp.
www.mentor.com
Non-GAAP Financial Measures (cont.)
39 Mentor Graphics Investor Presentation, November 2011
(1)
(2)
(3)
(4)
(5)
(6)
(7)
(8) Non-GAAP income tax expense adjustment reflects the application of our assumed normalized effective 17% tax rate, instead of our GAAP tax rate, to our non-
GAAP pre-tax income.
Equity plan-related compensation expense.
Amount represents amortization of purchased technology resulting from acquisitions.  Purchased intangible assets are amortized over two to five years.
Three months ended October 31, 2011:   Gain of $1,519 resulting from a change from an equity method investment to a controlling interest and loss of $(35) on investments accounted for under the equity method of accounting.
Three months ended October 31, 2011:   $1,250 in amortization of original issuance debt discount.
Three months ended October 31, 2010:   $753 in amortization of original issuance debt discount and bond premiums, net.
Amount represents amortization of purchased technology and other identified intangible assets identified as part of the fair value of the Frontline P.C.B. Solutions
Limited Partnership (Frontline) investment.  Mentor Graphics acquired a 50% joint venture in Frontline as a result of the Valor Computerized Systems, Ltd.
acquisition in the first quarter of fiscal 2011.  The purchased technology will be amortized over three years, other identified intangible assets will be amortized over three to four years, and are reflected in the income statement in the equity in earnings of Frontline results.  This expense is the same type as being adjusted for in notes (2) above and (4) below.
Other identified intangible assets are amortized to other operating expense over two to five years.  Other identified intangible assets include trade names, customer relationships, and backlog which are the result of acquisition transactions.
Three months ended October 31, 2011:  Special charges consist of (i) $1,227 of costs incurred for employee rebalances which includes severance benefits, notice pay, and outplacement services, (ii) $(19) in acquisition costs, (iii) $(173) related to the abandonment of excess lease space, and (iv) $129 in consulting fees associated with our proxy contest.
Three months ended October 31, 2010:  Special charges consist of (i) $1,191 of costs incurred for employee rebalances which includes severance benefits, notice pay, and outplacement services, (ii) $432 in lease restoration costs, (iii) $302 related to the abandonment of excess lease space, (iv) $(513) in acquisition costs,
(v) $83 in advisory fees, and (vi) $83 in other adjustments.

© 2011 Mentor Graphics Corp.
www.mentor.com
Non-GAAP Financial Measures (cont.)
40 Mentor Graphics Investor Presentation, November 2011
Estimated Estimated Estimated
Q3 FY12 Q4 FY12 FY12
Diluted GAAP net income per share $0.18 $0.46 $0.69
Non-GAAP Adjustments:
Amortization of purchased intangible assets (1) 0.02                  0.02                  0.09
Amortization of other identified intangible assets (2) 0.02                  0.02                  0.09
Equity plan-related compensation (3) 0.06                  0.05                  0.19
Special charges (4) -                    -                    0.07
Other expense, net and interest expense (5) -                    -                    0.13
Non-GAAP income tax effects (6) (0.07)                 (0.05)                 (0.21)
Non-GAAP net income per share $0.21 $0.50 $1.05
(1)
(2)
(3)
(4)
(5)
(6)
Excludes amortization of other identified intangible assets including trade names, customer relationships, and backlog resulting from acquisition transactions.  Other identified intangible assets are amortized over two to five years. This line item also excludes amortization of purchased intangible assets identified as part of the fair value of the Frontline P.C.B. Solutions Limited Partnership investment.  The purchased technology will be amortized over three years and other identified intangible assets will be amortized over three to four years.
Excludes equity plan-related compensation expense.
Excludes special charges consisting primarily of consulting fees associated with our proxy contest, costs incurred for employee rebalances (which includes severance benefits, notice pay and outplacement services), facility closures, and acquisition costs.
Adjustment for fiscal 2012, reflects the amortization of original issuance debt discount and premium for our 6.25% Convertible Subordinated Debentures due 2026, the amortization of original issuance debt discount for our 4.00% Convertible Subordinated Debentures due 2031, and charges associated with the retirement of our 6.25% Convertible Subordinated Debentures and Term Loan.
Non-GAAP income tax expense adjustment reflects the application of our assumed normalized effective 17% tax rate, instead of our GAAP tax rate, to our non-GAAP pre-tax income.
Excludes amortization of purchased intangible assets resulting from acquisition transactions. Purchased intangible assets are amortized over two to five years.
The following table reconciles management's estimates of the specific items excluded from GAAP in the calculation of estimated non-GAAP net income per share for Q3 FY12, Q4 FY12, and fiscal 2012.
MENTOR GRAPHICS CORPORATION
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP
EARNINGS PER SHARE

© 2011 Mentor Graphics Corp.
www.mentor.com Mentor Graphics Investor Presentation, November 2011 41
Non-GAAP Financial Measures (cont.)
Estimated
FY 2012
GAAP operating income 108.1 $
Reconciling items to non-GAAP operating income:
Equity plan-related compensation 21.4
Amortization of purchased technology 9.7
Amortization of Frontline purchased technology and other 4.9 identified intangible assets
Amortization of other identified intangible assets 5.8
Special Charges 7.4
Non-GAAP operating income 157.3 $
Estimated
FY 2012
GAAP operating income as a percent of total revenues 11%
Non-GAAP adjustments detailed above 5%
Non-GAAP operating income as a percent of total revenues 16%
Twelve Months Ended January 31,
MENTOR GRAPHICS CORPORATION
(In millions, except percentages)
Twelve Months Ended January 31,
UNAUDITED RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

© 2011 Mentor Graphics Corp.
www.mentor.com
Non-GAAP Financial Measures (cont.)
Actual Actual Actual
FY11 FY10 FY09
GAAP net income (loss) 28,584 $              (21,889) $              (91,252) $
Non-GAAP adjustments:
Equity plan-related compensation: (1)
Cost of revenues 888                     1,618                    1,544
Research and development 7,785                   10,931                  12,005
Marketing and selling 6,112                   8,406                    8,627
General and administration 5,726                   5,204                    6,047
System and software cost of revenues (2) -                         -                          103
Acquisition - related items:
Amortization of purchased assets
Cost of revenues (3) 13,771                 12,012                  12,403
Amortization of intangible assets (4) 7,347                   11,184                  11,113
Frontline purchased technology and intangible assets (5) 4,347                   -                          -
Impairment of long-lived assets (6) -                         -                          4,553
In-process research and development (7) -                         -                          22,075
Special charges (8) 10,257                 21,334                  16,888
Other income (expense), net (9) 938                     1,108                    4,920
Interest expense (10) 3,326                   2,410                    2,540
Non-GAAP income tax effects (11) (12,298)                (7,028)                   7,039
Total of non-GAAP adjustments 48,199                 67,179                  109,857
Non-GAAP net income 76,783 $              45,290 $               18,605 $
GAAP weighted average shares (diluted) 109,861               96,474                  91,829
Non-GAAP adjustment -                         1,901                    714
Non-GAAP weighted average shares (diluted) 109,861               98,375                  92,543
GAAP net income (loss) per share (diluted) 0.26 $                 (0.23) $                 (0.99) $
Non-GAAP adjustments detailed above 0.44                    0.70                     1.19
Non-GAAP net income per share (diluted) 0.70 $                 0.47 $                   0.20 $
MENTOR GRAPHICS CORPORATION
RECONCILIATION OF NON-GAAP ADJUSTMENTS
(In thousands, except earnings per share data)
42 Mentor Graphics Investor Presentation, November 2011
a
a

a Diluted non-GAAP net income per share for the twelve months ended January 31, 2010 includes $633 of convertible debt interest, net of tax, added back to non-GAAP net income and 1,415 of corresponding dilutive shares added to the diluted weighted average number of shares outstanding.

(1) Equity plan-related compensation expense.

(2) Amount represents the write-off of prepaid royalty amounts associated with the closure of our Intellectual Property division.

(4) Other identified intangible assets are amortized to other operating expense over two to five years. Other identified intangible assets include trade names, employment agreements, customer relationships, and deferred compensation which are the result of acquisition transactions.

(6) Amount represents write-off of fixed assets and purchased technology associated with our Emulation division.

(7) *Twelve months ended January 31, 2009*: Write-off of $8,090 for in-process research and development related to the Ponte and Flomerics acquisitions and $13,985 related to the acquisition of technology which has not yet reached technological feasibility and provided no alternative future uses.

(8) *Twelve months ended January 31, 2011:* Special charges consist of (i) $6,114 of costs incurred for employee rebalances which includes severance benefits, notice pay, and outplacement services, (ii) $2,083 in advisory fees, (iii) $1,432 in lease restoration costs, (iv) $900 related to the abandonment of excess leased facility space, (v) $(566) related to a casualty loss, (vi) $360 related to an asset abandonment, (vii) $(231) in acquisition costs, and (viii) $165 in other costs.

Twelve months ended January 31, 2010: Special charges consist of (i) $10,713 of costs incurred for employee rebalances which includes severance benefits, notice pay, and outplacement services, (ii) $4,700 in advisory fees, (iii) $2,530 related to the abandonment of excess leased facility space, (iv) $2,067 in acquisition costs, (v) $566 related to a casualty loss, (vi) $405 related to an asset abandonment, (vii) $302 in lease restoration costs, and (viii) $51 in other costs.

Twelve months ended January 31, 2009: Special charges consist of (i) $9,793 of costs incurred for employee rebalances which includes severance benefits, notice pay, and outplacement services, (ii) $4,535 in advisory fees, (iii) $2,547 related to the abandonment of excess leased facility space, and (iv) $13 in fixed asset write-offs related to the closure of our Intellectual Property Division.

(9) *Twelve months ended January 31, 2011*: Loss of $938 on investment accounted for under the equity method of accounting.

Twelve months ended January 31, 2010: Other income (expense), net consists of: (i) loss of $995 on investment accounted for under the equity method of accounting and (ii) an impairment of $113 for an investment accounted for under the cost method.

Twelve months ended January 31, 2009: Other income (expense), net consists of: (i) loss of $1,432 on investment accounted for under the equity method of accounting and (ii) an impairment of $3,488 for investments accounted for under the cost method.

(10) *Twelve months ended January 31, 2011*: $2,981 in amortization of original issuance debt discount and premiums and $345 in premium on partial redemption of the $110.0M convertible debt.

Twelve months ended January 31, 2010: $2,764 in amortization of original issuance debt discount and $(354) in discounts and unamortized debt costs related to a partial redemption of the $110.0M convertible debt.

Twelve months ended January 31, 2009: $2,540 in amortization of original issuance debt discount.

Mentor Graphics

© 2011 Mentor Graphics Corp. www.mentor.com Non-GAAP Financial Measures (cont.) 43 Mentor Graphics Investor Presentation, November 2011

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